SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund

Supplement dated July 24, 2014
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Equity Fund.

Change in Sub-Advisers for the Small/Mid Cap Equity Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Small/Mid Cap Equity Fund, the text relating to Janus Capital Management LLC, is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Arrowpoint Asset Management, LLC	Chad Meade	Since 2014	Portfolio Manager
	Brian Schaub	Since 2014	Portfolio Manager

In addition, under the heading "Small/Mid Cap Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Janus Capital Management LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Arrowpoint Partners: Arrowpoint Partners ("Arrowpoint"), which is registered with the SEC as Arrowpoint Asset Management, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Arrowpoint. Chad Meade and Brian Schaub joined Arrowpoint in May 2013 and serve as co-portfolio managers for Arrowpoint's Small Cap Growth and Small/Mid Cap strategies. Chad Meade, Portfolio Manager, joined Arrowpoint Asset Management, LLC in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present), and the Meridian Small Cap Fund (December 2013-Present). Prior to joining Arrowpoint, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013), and the Janus Venture Fund (July 2010-May 2013). Brian Schaub, Portfolio Manager, joined Arrowpoint Asset Management, LLC in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present), and the Meridian Small Cap Fund (December 2013-Present). Prior to joining Arrowpoint, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013), and the Janus Venture Fund (July 2010-May 2013).

There are no other changes in the portfolio management of the Small/Mid Cap Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-887 (7/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund

Supplement dated July 24, 2014
to the Statement of Additional Information (the "SAI") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Equity Fund.

Change in Sub-Advisers

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to Janus Capital Management LLC's management of the Small/Mid Cap Equity Fund are hereby deleted.

Under the same heading, the following paragraph is hereby added in the appropriate order thereof:

ARROWPOINT PARTNERS—Arrowpoint Partners ("Arrowpoint"), located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Arrowpoint is an investment adviser registered with the SEC as Arrowpoint Asset Management, LLC. Arrowpoint, founded in 2007, is 100% privately held by its partners.

In addition, under the sub-heading "Janus," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to Janus Capital Management LLC's management of the Small/Mid Cap Equity Fund are hereby deleted.

Under the same heading, the following paragraph is hereby added in the appropriate order thereof:

Arrowpoint

Compensation. SIMC pays Arrowpoint a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Arrowpoint and SIMC. Arrowpoint pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended April 30, 2014.

Arrowpoint's portfolio managers are paid an annual base salary plus bonus for serving clients across all of their related strategies. Bonus compensation is aligned with the success of client portfolios. Portfolio manager compensation is tied to a rolling three year measurement against both peers and the relative strategy benchmark.

Ownership of Fund Shares. As of April 30, 2014, Arrowpoint's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of April 30, 2014, in addition to the Small/Mid Cap Equity Fund, Arrowpoint's portfolio managers were responsible for the day-to-day co-management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Chad Meade	2	$2,033	0	$0	1	$10.8
Brian Schaub	2	$2,033	0	$0	1	$10.8

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, Arrowpoint has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

There are no other changes in the portfolio management of the Small/Mid Cap Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-888 (7/14)